                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                                 ____________

     Date of Report (Date of earliest event reported):  November 30, 2000

                                ______________



                             UNIVERSAL CORPORATION

         Virginia                                 1-652                                      54-0414210
(State or other jurisdiction            (Commission File Number)                 (I.R.S. Employer Identification
      of organization)                                                                         Number)
                                       1501 North Hamilton Street
                                           Richmond, Virginia
                                             (804) 359-9311

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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                               EXPLANATORY NOTE

     On September 6, 2000, Universal Corporation commenced a continuous medium term note offering under a prospectus dated August 28, 2000 and a prospectus supplement dated September 6, 2000. This Current Report on Form 8-K is filed for the purpose of filing the Fixed Rate Note that was issued November 30, 2000 pursuant to a Pricing Supplement dated November 24, 2000 previously filed in connection with that medium term note program.

The following exhibits are filed herewith.

       Exhibit Number      Description

            4              $25,000,000 Floating Rate Note due November 30, 2004
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             UNIVERSAL CORPORATION



                                             By: /s/ GEORGE C. FREEMAN, III
                                                 --------------------------
                                                 George C. Freeman, III
                                                 Assistant Secretary



Date:  November 30, 2000